UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2013

GRANITE FALLS ENERGY, LLC
(Exact name of small business issuer as specified in its charter)

Minnesota	000-51277	41-1997390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15045 Highway 23 SE, Granite Falls, MN	56241-0216
(Address of principal executive offices)	(Zip Code)

(320) 564-3100
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K that was filed by Granite Falls Energy, LLC ("GFE") on August 2, 2013, and is being filed solely to add the information required under Items 9.01(a) and 9.01(b).

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 2.01 of the Current Report on Form 8-K filed on August 2, 2013 is incorporated herein by reference. On July 31, 2013, GFE acquired 100% of the membership interests of Project Viking, L.L.C.

Item 9.01 Financial Statements and Exhibits

(a)    Financial statements of businesses acquired

The financial statements required under this Item 9.01(a) are attached herewith as Exhibit 99.1 and Exhibit 99.2.

(b)    Pro forma financial information

The pro forma financial information required under this Item 9.01(b) is attached herewith as Exhibit 99.3.

(d)    Exhibits

Exhibit No.	Description
99.1	Audited financial statements of Project Viking, L.L.C. for the fiscal years ended October 31, 2012, 2011 and 2010 and related notes thereto.
99.2	Unaudited interim financial statements of Project Viking, L.L.C. for the three and six-month periods ended April 30, 2013 and related notes thereto.
99.3	Unaudited pro forma condensed financial statements and related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE FALLS ENERGY, LLC

Date: October 16, 2013	/s/ Stacie Schuler
Stacie Schuler, Chief Financial Officer